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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported): August 3, 2007
                                                  ------------------------------


                               GENESEE CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


 NEW YORK                            0-1653                  16-0445920
--------------------------------------------------------------------------------
(State or other Jurisdiction        (Commission              (IRS Employer
of Incorporation)                    File Number)            Identification No.)


600 Powers Building, 16 West Main Street, Rochester, New York         14614
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:         (585) 454-1250
                                                   -----------------------------


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                                                                     Page 2 of 5

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

              On August 3, 2007, in recognition of the outstanding contributions to the winding up of the Corporation's business made by Steven M. Morse, the Corporation's sole officer, the Board of Directors authorized a $10,000 payment to his consulting firm, subject to completion of the remaining matters involved in winding up the Corporation's affairs, and subject to there being sufficient funds available, net of any contingent liabilities, for the Corporation to make this payment.


Item 8.01     Other Events.

              Genesee Corporation issued a news release on August 3, 2007, which is filed with this report as Exhibit 99.


Item 9.01(d)  Financial Statements and Exhibits.

              The Exhibit Index attached hereto is incorporated in this Item 9.01(d) as if fully set forth herein.


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                                                                     Page 3 of 5


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Genesee Corporation


Date:  August 3, 2007        By   /s/ Steven M. Morse
     ------------------      ---------------------------------------------------
                             Steven M. Morse, President, Treasurer and Secretary







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                                  EXHIBIT INDEX


EXHIBIT NUMBER             DOCUMENT DESCRIPTION                             PAGE
--------------             --------------------                             ----
EXHIBIT 99         NEWS RELEASE DATED AUGUST 3, 2007                          5
                   ANNOUNCING FINAL LIQUIDATING DISTRIBUTION.